UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2012

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida

(State or Other Jurisdiction

of Incorporation)

1-14260	65-0043078
(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02         Results of Operations and Financial Condition.

On November 5, 2012, The GEO Group, Inc. (“GEO”) issued a press release (the “Earnings Press Release”) announcing its financial results for the fiscal quarter and nine months ended September 30, 2012, updating its financial guidance for full year 2012 and fourth quarter 2012, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on November 5, 2012 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.2.

In the Earnings Press Release, GEO provided Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Funds from Operations for the fiscal quarter and nine months ended September 30, 2012 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Earnings Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Earnings Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Pro Forma Income from Continuing Operations is defined as income from continuing operations adjusted for net income/loss attributable to non-controlling interests, start-up/transition expenses, net of tax, international bid and proposal expenses, net of tax, M&A-related and other non-recurring expenses, net of tax, and early extinguishment of debt, net of tax. GEO believes that Pro Forma Income from Continuing Operations is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Income from Continuing Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted EBITDA is defined as income from continuing operations before net interest expense, income tax provision, depreciation and amortization, and tax provision on equity in earnings of affiliates, adjusted for net income/loss attributable to non-controlling interests, stock-based compensation expenses, pre-tax, start-up/transition expenses, pre-tax, international bid and proposal expenses, pre-tax, and M&A-related and other non-recurring expenses, pre-tax, and early extinguishment of debt, pre-tax. GEO believes that Adjusted EBITDA is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted EBITDA to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted Funds From Operations is defined as income from continuing operations excluding depreciation and amortization, income tax provision, income taxes refunded/paid, stock-based compensation expenses, maintenance capital expenditures, equity in earnings of affiliates, net of income tax, tax provision on equity in earnings of affiliates, amortization of debt costs and other non-cash interest, net income/loss attributable to non-controlling interests, start-up/transition expenses, M&A-related and other non-recurring expenses, early extinguishment of debt, and international bid and proposal expenses. GEO believes that Adjusted Funds From Operations is useful to investors as it provides information regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted Funds From Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

The Earnings Press Release contains reconciliation tables for Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Funds From Operations to the financial measures calculated and presented in accordance with GAAP which are the most directly comparable to these Non-GAAP measures.

The Non-GAAP Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Information may differ from similarly titled measures presented by other companies. The Non-GAAP Information, as well as other information in the Earnings Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 8 – Other Events

Item 8.01   Other Events.

Quarterly Cash Dividend

On November 5, 2012, GEO issued a press release (the “Dividend Press Release”) announcing that its Board of Directors declared a quarterly cash dividend of $0.20 per share which will be paid on November 30, 2012 to shareholders of record as of the close of business on November 16, 2012. A copy of the Dividend Press Release is attached as Exhibit 99.3.

Update on Potential REIT Conversion

On November 5, 2012, GEO also provided in the Earnings Press Release an update to its ongoing evaluation of a potential conversion of GEO into a real estate investment trust, or REIT. As previously disclosed, GEO has engaged legal and financial advisors to assist with the comprehensive review of the REIT conversion process and submitted a request to the United States Internal Revenue Service (the “IRS”) for a private letter ruling (“PLR”) in order to better inform GEO’s Board of Directors as to the potential benefits and limitations of a REIT conversion and to determine whether GEO would qualify to convert to a REIT. Prior to and after GEO’s PLR request submission, GEO’s legal advisors engaged in a number of discussions with the IRS, which is a customary part of the process. GEO looks forward to continuing to work with the IRS on this process; however, GEO can make no prediction with certainty if or when the IRS will issue a favorable ruling. In addition to its PLR request, GEO has been working on a number of administrative steps, including the internal reorganization of the Company into separate legal operating business units. GEO has also conducted the Taxable REIT Subsidiary transfer pricing and the earnings and profits distribution analysis which must be completed in connection with a potential REIT conversion. While additional work remains to be completed, based on its current review, GEO believes that a conversion to a REIT using a Taxable REIT Subsidiary structure could potentially provide numerous benefits to GEO and its shareholders. These benefits include enhancing its ability to return value to shareholders, lowering its cost of capital, drawing a larger base of potential shareholders, providing greater flexibility to pursue growth opportunities, and creating a more efficient operating structure. GEO’s Board recently met and received detailed presentations from GEO’s legal and financial advisors on a possible conversion of the Company into a REIT. Once GEO and its advisors complete the comprehensive analysis being performed regarding a potential REIT conversion, GEO’s Board of Directors will be adequately informed and in a position to determine whether to move forward with a REIT conversion. If GEO’s Board decides to move forward with the REIT conversion, GEO will strive to complete the conversion by the earliest conversion date which is January 2013. However, as GEO has previously disclosed, given the short timeframe, the conversion could be delayed until the next available conversion date which is January 2014.

Safe-Harbor Statement

This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance, GEO’s expectation to declare quarterly cash dividends and the timing and amount of such dividends, and the possibility and timing of a potential REIT conversion for GEO. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Form 8-K include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the Form 10-K, 10-Q and 8-K reports.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 5, 2012, announcing GEO’s financial results for the fiscal quarter and nine months ended September 30, 2012.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter and nine months ended September 30, 2012.

99.3	Press Release, dated November 5, 2012, announcing GEO’s declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

November 9, 2012	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 5, 2012, announcing GEO’s financial results for the fiscal quarter and nine months ended September 30, 2012.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended and nine months ended September 30, 2012.

99.3	Press Release, dated November 5, 2012, announcing GEO’s declaration of a quarterly cash dividend.